[EATON VANCE(R) LOGO]

[GRAPHIC]

ANNUAL REPORT OCTOBER 31, 2002

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1

FORMERLY EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002 LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, Class A shares, had a total return of -22.56% during the year ended October 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $9.84 on October 31, 2001 to $7.62 on October 31, 2002.(1) Class B shares had a total return of -23.16% for the same period, the result of a decrease in NAV from $9.54 to $7.33.(1) Class C shares had a total return of -23.05% for the same period, the result of a decrease in NAV from $9.50 to $7.31.(1)

By comparison, the S&P SmallCap 600 Index - a widely recognized, unmanaged index of small-capitalization stocks - had a total return of -3.78% for the one-year period from October 31, 2001 to October 31, 2002.(2)

AN UNCERTAIN ECONOMIC RECOVERY MIXED WITH POOR STOCK MARKET PERFORMANCE...

A multitude of factors contributed to the dismal performance of the U.S. equity markets so far in 2002, including geopolitical uncertainties, negative investor sentiment, and fears of a double-dip recession. The third quarter of 2002 marked the worst quarterly broad market decline, as measured by the S&P 500 Index, since the fourth quarter of 1987.(2) Every major domestic benchmark experienced negative returns, with none of the S&P 500 sectors or industry groups registering gains during this period. Volatility and the pace of sector rotation remained at high levels. In the beginning of the fourth quarter, however, the market appeared to be staging a sustained rally; the Dow Jones Industrial Average ended October 2002 with its second strongest October percentage gain since October 1982, when stocks were recovering from a bear market.(2)

IN UNPREDICTABLE MARKETS, A DIVERSIFIED PORTFOLIO IS MORE IMPORTANT THAN EVER...

The high level of volatility in equity markets recently underscores the importance of diversifying across asset classes and, within equities, among investment styles and market capitalizations. We believe that a diversified investment philosophy can help manage risk, and that exposure to small-cap growth stocks is an important part of a broadly diversified investment portfolio. Finally, we believe that the volatility expected in the markets in the near term should help create conditions in which we can leverage our rigorous fundamental research to identify investments that we believe will serve investors well over the longer term.

In the following pages, Portfolio Manager Jack Smiley discusses the past year and provides his insights on the market in the year ahead.

                             Sincerely,

                             /s/ Thomas E. Faust Jr.

                             Thomas E. Faust Jr.
                             President
                             December 6, 2002


FUND INFORMATION
AS OF OCTOBER 31, 2002

PERFORMANCE(3)                                                                 CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                                       -22.56%  -23.16%  -23.05%
Life of Fund+                                                                   -5.19    -5.92    -5.97

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                       -27.01%  -27.01%  -23.82%
Life of Fund+                                                                   -6.28    -6.11    -5.97

+ Inception Dates - Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A shares reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C shares reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002 MANAGEMENT DISCUSSION

AN INTERVIEW WITH EDWARD E. (JACK) SMILEY, VICE PRESIDENT AND PORTFOLIO MANAGER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO

[PHOTO OF EDWARD E. (JACK) SMILEY]
Edward E. (Jack) Smiley, CFA
Portfolio Manager

Q: Jack, it was another difficult year for equity investors. How was the year in review for the Fund?

A: MR. SMILEY: Certainly we were disappointed to have lost 22.56% (for Class A shares) in the past year. Nevertheless, it's worth noting that the Fund did perform in line with its peer group, the funds in the Lipper Small-Cap Growth Classification,* which had an average return of -20.04% for the year ended October 31, 2002, and with the Russell 2000 Growth Index,* which had a return of -21.57% during the same period. Meanwhile, the S&P SmallCap 600 Index* had a return of -3.78% for the same one-year period, due to an underweighting in technology and healthcare.

FIVE LARGEST SECTOR POSITIONS+
-------------------------------------------------------
By total net assets

[EDGAR REPRESENTATION OF GRAPHICS]

BUSINESS SERVICES                                  8.7%
RETAIL - RESTAURANTS                               5.9%
OIL & GAS - EXPLORATION AND PRODUCTION             5.8%
COMPUTER SERVICES                                  4.8%
COMPUTER SOFTWARE                                  4.7%

+    Sector positions subject to change due to active management.

     The fiscal year began with a good market recovery that lasted through the fourth quarter of 2001. However, the first three quarters of 2002 all saw negative returns, as the stock market followed the economy down. As we outlined in last year's letter, we had hoped to see the economy start to grow in mid-2002. While some industries did pick up at that point, others did not bottom until the September/October timeframe, and others still remain sluggish. We think, however, that we may already have seen the weakest quarter for many companies which, while not reporting strong outlooks, have seen no further deterioration in business since summer. The year ended on a positive note, with October experiencing a decent rally.

Q:   What were the factors that negatively affected performance?

A: First, one has to take into consideration the overall market environment. We have been in one of the worst bear markets in the last 30 years. Small-cap growth stocks often decline more than other growth stocks because they

*    It is not possible to invest directly in an Index or a Lipper
     Classification.

TEN LARGEST HOLDINGS++
-------------------------------------------------------
By total net assets

The McClatchy Co.                                  2.1%
Varco International, Inc.                          1.7
Sonic Corp.                                        1.7
The Corporate Executive Board Co.                  1.7
Fair, Isaac & Co., Inc.                            1.7
Roper Industries, Inc.                             1.7
PEC Solutions, Inc.                                1.6
99 Cents Only Stores                               1.6
Charles River Laboratories International, Inc.     1.6
Hewitt Associates, Inc. Class A                    1.5

++ Ten largest holdings accounted for 16.9% of the Portfolio's net assets. Holdings are subject to change.

are in their earlier stages of growth. Also, the technology sector - specifically, some software holdings and semiconductors - hurt us in the first six moths of the year, as did some biotech holdings. In April, as we saw the market suffer further declines, we dramatically reduced our biotech holdings and also cut back the technology weighting in the Portfolio.

Investors should remember that, as we work through down markets, technology stocks historically have offered excellent returns for small-company growth investors and we believe that many of our current holdings have the potential for price appreciation once we are in a better economic environment. As this interview is written in December, we have just experienced a very strong rally among many of these sectors that were depressed early in the year.

Q:   What helped performance?

A: As for which sectors had a positive effect, education stocks continued to perform well for us. Once again, Apollo Group, which we mentioned last year, had very strong returns, so we sold it during the year when we felt it had reached its full valuation level. We continued to hold Career Education, a large holding, and Corinthian Colleges; both of those stocks performed well, appreciating more than 50% over the time period. We took profits in both of these positions at fiscal year-end due to their relative outperformance.

     Specialty retailing was another sector that did well for the Portfolio, including such stocks as Coach, which we also sold off this year, and Whole Foods Markets. Several restaurant stocks added to performance, including The Cheesecake Factory and Applebee's. Several of the energy stocks, including XTO Energy and Newfield Exploration, once again were good performers for the Portfolio.

     Regional radio station operators added positive returns to the Portfolio during the year. Some of the strong performers in the Portfolio included Entercom, Cumulus Media, and Cox Radio.

Q: Jack, going forward, how are you positioning the Portfolio in anticipation of what will happen in the markets?

A: We will continue to look for securities that are reasonably priced in relation to their fundamental value. In selecting stocks for investment, we generally consider our traditional measures of overall growth prospects, including profit margins, returns on investment, and overall financial condition. The Fund continues to be well-diversified across industries and by the number of names that we own, so that underperformance from any one stock should not have a severe impact on the Fund.

     We think that we'll continue to see a choppy market environment until there is clearer evidence that the economy has bottomed and, more importantly, that an uptick in order rates for most businesses is occurring. That may not come until the spring or summer of 2003. However, one benefit of the declining stock market for the last two years has been a much improved valuation for individual stocks, such that we can buy small-company growth stocks at P/E multiples similar to the overall market, but with much higher growth rates. We remain convinced that investors should continue to participate in the market, and can benefit from participating in a diversified investment portfolio that includes exposure to small-cap growth stocks.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002 PERFORMANCE

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 Class A vs. the S&P SmallCap 600 Index*

SEPTEMBER 30, 1997 - OCTOBER 31, 2002

                                 EATON VANCE
                                 TAX-MANAGED
              EATON VANCE     SMALL-CAP GROWTH
              TAX-MANAGED    FUND 1.1, CLASS A,
           SMALL-CAP GROWTH    INCLUDING SALES        S&P SMALLCAP 600
           FUND 1.1, CLASS A       CHARGE                  INDEX
Sep-97           $10,000          $10,000                 $10,000
                  $9,682           $9,128                  $9,568
                  $9,523           $8,978                  $9,499
                  $9,930           $9,363                  $9,691
                  $9,811           $9,250                  $9,502
                 $10,616          $10,009                 $10,367
                 $11,044          $10,412                 $10,763
                 $11,113          $10,478                 $10,827
                 $10,358           $9,766                 $10,253
                 $10,885          $10,262                 $10,282
                 $10,119           $9,541                  $9,496
                  $8,151           $7,685                  $7,663
                  $8,996           $8,482                  $8,133
                  $9,404           $8,866                  $8,511
                 $10,040           $9,466                  $8,990
                 $11,113          $10,478                  $9,564
                 $11,153          $10,516                  $9,444
                 $10,239           $9,653                  $8,593
                 $10,606          $10,000                  $8,704
                 $10,756          $10,141                  $9,279
                 $10,984          $10,356                  $9,505
                 $11,909          $11,228                 $10,046
                 $11,789          $11,115                  $9,957
                 $11,760          $11,087                  $9,519
                 $12,266          $11,565                  $9,559
 10/99           $13,032          $12,287                  $9,536
                 $14,245          $13,430                  $9,937
                 $16,272          $15,342                 $10,751
                 $15,875          $14,967                 $10,417
                 $19,225          $18,126                 $11,812
                 $19,076          $17,985                 $11,376
                 $16,928          $15,961                 $11,181
                 $15,905          $14,995                 $10,849
                 $17,763          $16,748                 $11,491
                 $16,461          $15,520                 $11,209
                 $18,439          $17,385                 $12,202
                 $17,634          $16,626                 $11,870
                 $16,392          $15,455                 $11,944
                 $13,181          $12,427                 $10,701
                 $14,503          $13,674                 $12,020
                 $14,732          $13,889                 $12,534
                 $12,127          $11,434                 $11,769
                 $10,527           $9,925                 $11,230
                 $12,217          $11,518                 $12,085
                 $12,356          $11,650                 $12,317
                 $12,455          $11,743                 $12,768
                 $11,581          $10,919                 $12,555
                 $10,726          $10,113                 $12,267
                  $8,807           $8,304                 $10,608
 10/01            $9,781           $9,222                 $11,174
                 $10,606          $10,000                 $11,991
                 $11,103          $10,469                 $10,643
                 $10,616          $10,009                 $10,736
                  $9,881           $9,316                 $10,552
                 $10,596           $9,991                 $11,385
                 $10,080           $9,503                 $11,707
                  $9,642           $9,091                 $11,222
                  $8,857           $8,351                 $10,642
                  $7,674           $7,235                  $9,139
                  $7,813           $7,366                  $9,226
                  $7,326           $6,907                  $8,661
 10/02            $7,575           $7,142                  $8,938

PERFORMANCE**                          CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                               -22.56%         -23.16%         -23.05%
Life of Fund+                           -5.19%          -5.92%          -5.97%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                               -27.01%         -27.01%         -23.82%
Life of Fund+                           -6.28%          -6.11%          -5.97%

+Inception Dates - Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97


* Source: Thomson Financial. Investment operations commenced 9/25/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small capitalization stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the S&P 600 Index. An investment in the Fund's Class B shares on 9/29/97 at net asset value would have had a value of $7,330 on October 31, 2002, $7,257 including applicable CDSC. An investment in the Fund's Class C shares on 9/29/97 at net asset value would have had a value of $7,310 on October 31, 2002. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A shares reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect applicable CDSC based on the following schedule: 5%
     - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C shares reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002 PERFORMANCE

AFTER-TAX PERFORMANCE
AS OF OCTOBER 31, 2002

     The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

     Average Annual Total Returns
    (For the period ended October 31, 2002)

     RETURNS AT NET ASSET VALUE (NAV) (CLASS A)
     ---------------------------------------------------------------------
                                                    ONE YEAR  LIFE OF FUND
     Return Before Taxes                             -22.56%     -5.19%
     Return After Taxes on Distributions             -22.56%     -5.19%
     Return After Taxes on Distributions             -13.85%     -4.06%
     and Sale of Fund Shares

     RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)
     ---------------------------------------------------------------------
                                                    ONE YEAR  LIFE OF FUND
     Return Before Taxes                             -27.01%     -6.28%
     Return After Taxes on Distributions             -27.01%     -6.28%
     Return After Taxes on Distributions             -16.59%     -4.89%
     and Sale of Fund Shares

     Average Annual Total Returns
    (For the period ended October 31, 2002)

     RETURNS AT NET ASSET VALUE (NAV) (CLASS C)
     ---------------------------------------------------------------------
                                                    ONE YEAR  LIFE OF FUND
     Return Before Taxes                             -23.05%     -5.97%
     Return After Taxes on Distributions             -23.05%     -5.97%
     Return After Taxes on Distributions             -14.16%     -4.65%
     and Sale of Fund Shares

     RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)
     ---------------------------------------------------------------------
                                                    ONE YEAR  LIFE OF FUND
     Return Before Taxes                             -23.82%     -5.97%
     Return After Taxes on Distributions             -23.82%     -5.97%
     Return After Taxes on Distributions             -14.63%     -4.65%
     and Sale of Fund Shares

     Average Annual Total Returns
    (For the period ended October 31, 2002)

     RETURNS AT NET ASSET VALUE (NAV) (CLASS B)
     ---------------------------------------------------------------------
                                                    ONE YEAR  LIFE OF FUND
     Return Before Taxes                             -23.16%     -5.92%
     Return After Taxes on Distributions             -23.16%     -5.92%
     Return After Taxes on Distributions             -14.22%     -4.61%
     and Sale of Fund Shares

     RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)
     ---------------------------------------------------------------------
                                                    ONE YEAR  LIFE OF FUND
     Return Before Taxes                             -27.01%     -6.11%
     Return After Taxes on Distributions             -27.01%     -6.11%
     Return After Taxes on Distributions             -16.58%     -4.75%
     and Sale of Fund Shares

     Class A commenced operations on 9/25/97. Class B and Class C commenced operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while returns at Net Asset Value
     (NAV) do not.

     After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

     Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
-------------------------------------------------------
Investment in Tax-Managed Small-Cap
   Growth Portfolio, at value
   (identified cost, $146,637,900)        $ 162,786,721
Receivable for Fund shares sold                 144,512
-------------------------------------------------------
TOTAL ASSETS                              $ 162,931,233
-------------------------------------------------------
Liabilities
-------------------------------------------------------
Payable for Fund shares redeemed          $     392,954
Payable to affiliate for distribution
   and service fees                              33,627
Payable to affiliate for Trustees' fees             347
Accrued expenses                                154,105
-------------------------------------------------------
TOTAL LIABILITIES                         $     581,033
-------------------------------------------------------
NET ASSETS                                $ 162,350,200
-------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------
Paid-in capital                           $ 327,597,677
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (181,396,298)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          16,148,821
-------------------------------------------------------
TOTAL                                     $ 162,350,200
-------------------------------------------------------

Class A Shares
-------------------------------------------------------
NET ASSETS                                $  44,208,119
SHARES OUTSTANDING                            5,799,719
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        7.62
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $7.62)       $        8.08
-------------------------------------------------------

Class B Shares
-------------------------------------------------------
NET ASSETS                                $  81,353,085
SHARES OUTSTANDING                           11,092,899
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        7.33
-------------------------------------------------------
Class C Shares
-------------------------------------------------------
NET ASSETS                                $  36,788,996
SHARES OUTSTANDING                            5,035,731
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        7.31
-------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2002
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $5,963)              $    331,990
Interest allocated from Portfolio              241,456
Expenses allocated from Portfolio           (1,739,154)
------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $ (1,165,708)
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      3,612
Distribution and service fees
   Class A                                     168,036
   Class B                                   1,168,165
   Class C                                     558,265
Transfer and dividend disbursing agent
   fees                                        473,657
Printing and postage                            41,815
Registration fees                               31,959
Custodian fee                                   27,554
Legal and accounting services                   20,148
Amortization of organization expenses            1,782
Miscellaneous                                   22,626
------------------------------------------------------
TOTAL EXPENSES                            $  2,517,619
------------------------------------------------------

NET INVESTMENT LOSS                       $ (3,683,327)
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(55,132,438)
   Foreign currency transactions                (1,242)
------------------------------------------------------
NET REALIZED LOSS                         $(55,133,680)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  5,762,522
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  5,762,522
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(49,371,158)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(53,054,485)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2002  OCTOBER 31, 2001
----------------------------------------------------------------------------
From operations --
   Net investment loss                    $     (3,683,327) $     (5,044,884)
   Net realized loss                           (55,133,680)      (77,565,909)
   Net change in unrealized
      appreciation (depreciation)                5,762,522      (123,799,077)
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $    (53,054,485) $   (206,409,870)
----------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      3,056,741  $     46,616,626
      Class B                                    3,998,728        35,165,041
      Class C                                    3,650,644        27,030,666
   Cost of shares redeemed
      Class A                                  (26,394,197)      (49,076,221)
      Class B                                  (28,832,637)      (34,411,861)
      Class C                                  (21,123,367)      (23,626,152)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $    (65,644,088) $      1,698,099
----------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $   (118,698,573) $   (204,711,771)
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    281,048,773  $    485,760,544
----------------------------------------------------------------------------
AT END OF YEAR                            $    162,350,200  $    281,048,773
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS A
                                  ------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------------------
                                    2002(1)        2001        2000         1999        1998
----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.840      $16.490     $ 13.110     $ 9.460     $ 9.740
----------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------
Net investment loss                 $(0.095)     $(0.110)    $ (0.062)    $(0.053)    $(0.040)
Net realized and unrealized
   gain (loss)                       (2.125)      (6.540)       3.442       3.703      (0.240)
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.220)     $(6.650)    $  3.380     $ 3.650     $(0.280)
----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.620      $ 9.840     $ 16.490     $13.110     $ 9.460
----------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (22.56)%     (40.33)%      25.78%      38.58%      (2.87)%
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $44,208      $81,608     $145,852     $57,518     $28,035
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.24%        1.16%        1.07%       1.04%       1.21%
   Expenses after custodian
      fee reduction(3)                 1.24%        1.14%        1.07%       1.04%       1.21%
   Net investment loss                (1.00)%      (0.83)%      (0.49)%     (0.55)%     (0.57)%
Portfolio Turnover(4)                    --           22%          77%         80%        110%
Portfolio Turnover of the
   Portfolio                            131%          38%*         --          --          --
----------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
 * For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS B
                                  --------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                  --------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.540      $ 16.120     $ 12.910     $  9.390     $ 9.740
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment loss                 $(0.161)     $ (0.197)    $ (0.167)    $ (0.128)    $(0.090)
Net realized and unrealized
   gain (loss)                       (2.049)       (6.383)       3.377        3.648      (0.260)
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.210)     $ (6.580)    $  3.210     $  3.520     $(0.350)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.330      $  9.540     $ 16.120     $ 12.910     $ 9.390
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (23.16)%      (40.82)%      24.86%       37.49%      (3.59)%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $81,353      $132,892     $228,177     $105,949     $52,641
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.99%         1.92%        1.82%        1.81%       2.04%
   Expenses after custodian
      fee reduction(3)                 1.99%         1.90%        1.82%        1.81%       2.04%
   Net investment loss                (1.75)%       (1.58)%      (1.24)%      (1.33)%     (1.41)%
Portfolio Turnover(4)                    --            22%          77%          80%        110%
Portfolio Turnover of the
   Portfolio                            131%           38%*         --           --          --
------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
 * For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS C
                                  ------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------------------
                                    2002(1)        2001        2000         1999        1998
----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.500      $16.050     $ 12.860     $ 9.370     $ 9.720
----------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------
Net investment loss                 $(0.161)     $(0.198)    $ (0.154)    $(0.135)    $(0.092)
Net realized and unrealized
   gain (loss)                       (2.029)      (6.352)       3.344       3.625      (0.258)
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.190)     $(6.550)    $  3.190     $ 3.490     $(0.350)
----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.310      $ 9.500     $ 16.050     $12.860     $ 9.370
----------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (23.05)%     (40.81)%      24.80%      37.25%      (3.60)%
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $36,789      $66,550     $111,731     $39,487     $18,455
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.99%        1.92%        1.85%       1.95%       2.21%
   Expenses after custodian
      fee reduction(3)                 1.99%        1.90%        1.85%       1.95%       2.21%
   Net investment loss                (1.75)%      (1.58)%      (1.27)%     (1.47)%     (1.58)%
Portfolio Turnover(4)                    --           22%          77%         80%        110%
Portfolio Turnover of the
   Portfolio                            131%          38%*         --          --          --
----------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
 * For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (formerly Eaton Vance Tax-Managed Emerging Growth Fund 1.1) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Small-Cap Growth Portfolio (formerly Tax-Managed Emerging Growth Portfolio) (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (77.9% at October 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $178,607,078 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2005 ($56,332), on October 31, 2006 ($10,740,877), on October 31, 2007
   ($122,804), on October 31, 2008 ($35,279,692), on October 31, 2009
   ($76,461,635), and on October 31, 2010 ($55,945,738).

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization were amortized on the straight-line basis over five years and are fully amortized at October 31, 2002.

 E Other -- Investment transactions are accounted for on a trade-date basis.
   Dividends to shareholders are recorded on the ex-dividend date.

 F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        303,074    3,603,803
    Redemptions                               (2,796,693)  (4,152,922)
    ------------------------------------------------------------------
    NET DECREASE                              (2,493,619)    (549,119)
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        420,841    2,753,807
    Redemptions                               (3,258,847)  (2,978,935)
    ------------------------------------------------------------------
    NET DECREASE                              (2,838,006)    (225,128)
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        379,025    2,113,371
    Redemptions                               (2,345,947)  (2,070,121)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                   (1,966,922)      43,250
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2002, no significant amounts have been accrued or paid.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2002, no significant amounts have been deferred. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,566 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2002.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $876,124 and $418,699 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2002, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $7,118,000 and $7,712,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2002 amounted to $168,036, $292,041 and $139,566 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $1,200, $643,000 and $12,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively for the year ended October 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $11,078,369 and $79,352,245, respectively for the year ended October 31, 2002.

8 Name Change
-------------------------------------------
   Effective March 1, 2002, Eaton Vance Tax-Managed Emerging Growth Fund 1.1 changed its name to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUTUAL
FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE
TAX-MANAGED SMALL-CAP GROWTH FUND 1.1:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (formerly Eaton Vance Tax-Managed Emerging Growth Fund 1.1) (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2002 and 2001, and the financial highlights for each of the years in the five-year period ended October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 at October 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2002

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 95.0%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Banks -- 2.3%
-----------------------------------------------------------------------
Boston Private Financial Holdings, Inc.        50,000      $    920,500
Corus Bankshares, Inc.                         40,400         1,798,204
CVB Financial Corp.                            90,000         2,054,700
-----------------------------------------------------------------------
                                                           $  4,773,404
-----------------------------------------------------------------------
Broadcasting and Radio -- 5.0%
-----------------------------------------------------------------------
Cox Radio, Inc. Class A(1)                     92,000      $  2,184,080
Cumulus Media, Inc.(1)                        170,000         2,913,800
Entercom Communications Corp.(1)               55,000         2,707,100
Lin TV Corp., Class A(1)                      135,000         2,785,050
-----------------------------------------------------------------------
                                                           $ 10,590,030
-----------------------------------------------------------------------
Business Services - Miscellaneous -- 8.7%
-----------------------------------------------------------------------
BearingPoint, Inc.(1)                         140,000      $  1,092,000
Fair, Isaac and Co., Inc.                      90,700         3,489,229
FileNET Corp.(1)                              140,000         1,519,000
Getty Images, Inc.(1)                          28,000           802,480
Hewitt Associates, Inc., Class A(1)           110,000         3,239,500
Iron Mountain, Inc.(1)                        105,000         2,962,050
Kroll, Inc.(1)                                 45,000           876,600
Pegasus Solutions, Inc.(1)                     46,000           501,400
Resources Connection, Inc.(1)                  15,000           256,800
The Corporate Executive Board Co.(1)          106,000         3,518,140
-----------------------------------------------------------------------
                                                           $ 18,257,199
-----------------------------------------------------------------------
Computer Services -- 4.8%
-----------------------------------------------------------------------
Acxiom Corp.(1)                               190,000      $  2,394,000
BISYS Group, Inc. (The)(1)                     90,000         1,611,000
CACI International, Inc.(1)                    65,000         2,659,150
PEC Solutions, Inc.(1)                         97,500         3,378,375
-----------------------------------------------------------------------
                                                           $ 10,042,525
-----------------------------------------------------------------------
Computer Software -- 4.7%
-----------------------------------------------------------------------
Activision, Inc.(1)                            90,000      $  1,845,000
J.D. Edwards & Co.(1)                         182,300         2,162,078
Mercury Interactive Corp.(1)                   50,000         1,318,500
Precise Software Solutions, Ltd.(1)(2)        130,000         1,508,000
Rational Software Corp.(1)                     80,000           529,600
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Computer Software (continued)
-----------------------------------------------------------------------
SERENA Software, Inc.(1)                      150,000      $  2,394,000
-----------------------------------------------------------------------
                                                           $  9,757,178
-----------------------------------------------------------------------
Computers - Integrated Systems -- 0.4%
-----------------------------------------------------------------------
Brocade Communications Systems, Inc.(1)        80,000      $    549,600
McDATA Corp., Class A(1)                       60,000           394,800
-----------------------------------------------------------------------
                                                           $    944,400
-----------------------------------------------------------------------
Electronic Manufacturing Services -- 0.3%
-----------------------------------------------------------------------
Benchmark Electronics, Inc.(1)                 26,000      $    578,760
-----------------------------------------------------------------------
                                                           $    578,760
-----------------------------------------------------------------------
Electronics - Instruments and Controls -- 2.3%
-----------------------------------------------------------------------
FLIR Systems, Inc.(1)                          27,000      $  1,277,910
Garmin, Ltd.(1)(2)                            100,000         2,092,000
InVision Technologies, Inc.(1)                 40,000         1,416,400
-----------------------------------------------------------------------
                                                           $  4,786,310
-----------------------------------------------------------------------
Electronics - Semiconductor Equipment -- 1.5%
-----------------------------------------------------------------------
Brooks-PRI Automation, Inc.(1)                 40,000      $    611,600
Cymer, Inc.(1)                                 25,000           628,000
Rudolph Technologies, Inc.(1)                  25,000           427,000
Varian Semiconductor Equipment
Associates, Inc.(1)                            65,000         1,548,300
-----------------------------------------------------------------------
                                                           $  3,214,900
-----------------------------------------------------------------------
Electronics - Semiconductors -- 1.7%
-----------------------------------------------------------------------
Cree, Inc.(1)                                 118,000      $  2,035,500
Exar Corp.(1)                                  50,000           630,000
Integrated Circuit Systems, Inc.(1)            10,000           204,400
Marvell Technology Group, Ltd.(1)(2)           31,200           505,752
Silicon Laboratories, Inc.(1)                   8,000      $    170,320
-----------------------------------------------------------------------
                                                           $  3,545,972
-----------------------------------------------------------------------
Finance - Investment Management -- 1.1%
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc., Class A       130,000      $  2,275,000
-----------------------------------------------------------------------
                                                           $  2,275,000
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Financial Services -- 0.7%
-----------------------------------------------------------------------
Federal Agricultural Mortgage Corp.,
Class C(1)                                     45,500      $  1,422,785
-----------------------------------------------------------------------
                                                           $  1,422,785
-----------------------------------------------------------------------
Food - Wholesale / Distribution -- 1.1%
-----------------------------------------------------------------------
Performance Food Group Co.(1)                  62,100      $  2,309,499
-----------------------------------------------------------------------
                                                           $  2,309,499
-----------------------------------------------------------------------
Foods -- 1.8%
-----------------------------------------------------------------------
American Italian Pasta Co., Class A(1)         31,000      $  1,067,950
Flowers Foods, Inc.(1)                        123,000         2,733,060
-----------------------------------------------------------------------
                                                           $  3,801,010
-----------------------------------------------------------------------
Gaming -- 0.2%
-----------------------------------------------------------------------
Station Casinos, Inc.(1)                       28,000      $    503,720
-----------------------------------------------------------------------
                                                           $    503,720
-----------------------------------------------------------------------
Health Services -- 3.6%
-----------------------------------------------------------------------
Accredo Health, Inc.(1)                        51,000      $  2,360,280
American Healthways, Inc.(1)                   30,000           589,500
DIANON Systems, Inc.(1)                        30,000         1,200,000
Omnicare, Inc.                                 45,000           977,850
Renal Care Group, Inc.(1)                      75,000         2,373,750
-----------------------------------------------------------------------
                                                           $  7,501,380
-----------------------------------------------------------------------
Insurance -- 0.4%
-----------------------------------------------------------------------
Montpelier Re Holdings, Ltd.(1)(2)             37,000      $    939,800
-----------------------------------------------------------------------
                                                           $    939,800
-----------------------------------------------------------------------
Internet - Network Security / Solutions -- 3.0%
-----------------------------------------------------------------------
Check Point Software Technologies,
Ltd.(1)(2)                                    116,500      $  1,606,535
Network Associates, Inc.(1)                   160,100         2,543,989
Overture Services, Inc.(1)                     67,000      $  1,844,510
Websense, Inc.(1)                              12,000           242,280
-----------------------------------------------------------------------
                                                           $  6,237,314
-----------------------------------------------------------------------
Internet - Software -- 2.1%
-----------------------------------------------------------------------
Embarcadero Technologies, Inc.(1)             230,300      $  1,370,285
Manhattan Associates, Inc.(1)                  73,100         1,643,288
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Internet - Software (continued)
-----------------------------------------------------------------------
TIBCO Software, Inc.(1)                       280,000      $  1,400,000
-----------------------------------------------------------------------
                                                           $  4,413,573
-----------------------------------------------------------------------
Manufacturing -- 1.7%
-----------------------------------------------------------------------
Roper Industries, Inc.                         90,000      $  3,474,000
-----------------------------------------------------------------------
                                                           $  3,474,000
-----------------------------------------------------------------------
Media - Newspapers -- 2.1%
-----------------------------------------------------------------------
The McClatchy Co.                              70,000      $  4,349,100
-----------------------------------------------------------------------
                                                           $  4,349,100
-----------------------------------------------------------------------
Medical - Biomed / Genetics -- 3.7%
-----------------------------------------------------------------------
Affymetrix, Inc.(1)                           114,900      $  2,998,890
Charles River Laboratories
International, Inc.(1)                         90,000         3,307,500
Tanox, Inc.(1)                                 60,000           579,000
XOMA Ltd.(1)                                  160,000           923,200
-----------------------------------------------------------------------
                                                           $  7,808,590
-----------------------------------------------------------------------
Medical - Drug / Diversified -- 1.8%
-----------------------------------------------------------------------
Adolor Corp.(1)                                45,000      $    617,895
Andrx Corp.(1)                                 20,000           309,000
Neurocrine Biosciences, Inc.(1)                14,000           628,600
Taro Pharmaceutical Industries,
Ltd.(1)(2)                                     62,900         2,185,775
-----------------------------------------------------------------------
                                                           $  3,741,270
-----------------------------------------------------------------------
Medical - Hospitals -- 2.1%
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(1)                   82,000      $  2,570,700
Province Healthcare Co.(1)                     74,400           970,920
United Surgical Partners International,
Inc.(1)                                        45,000           893,700
-----------------------------------------------------------------------
                                                           $  4,435,320
-----------------------------------------------------------------------
Medical Products -- 2.2%
-----------------------------------------------------------------------
Biosite, Inc.(1)                                9,000      $    259,920
Diagnostic Products Corp.(1)                   22,700           936,375
Given Imaging, Ltd.(1)                         90,000           900,000
Thoratec Laboratories Corp.(1)                179,944         1,601,502
Zoll Medical Corp.(1)                          25,000           811,250
-----------------------------------------------------------------------
                                                           $  4,509,047
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Metals - Industrial -- 0.1%
-----------------------------------------------------------------------
AMT International Mining Corp.(1)(2)          817,200      $     13,098
Formation Capital Corp.(1)(2)(3)(4)           400,000            72,840
QGX Ltd.(1)(4)                                300,000           178,869
-----------------------------------------------------------------------
                                                           $    264,807
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 5.8%
-----------------------------------------------------------------------
Hydril Co.(1)                                  70,000      $  1,893,500
Newfield Exploration Co.(1)                    59,400         2,078,406
Noble Energy, Inc.                             88,500         3,220,515
Quicksilver Resources, Inc.(1)                 80,000         1,760,000
XTO Energy, Inc.                              129,600         3,116,880
-----------------------------------------------------------------------
                                                           $ 12,069,301
-----------------------------------------------------------------------
Oil and Gas - Field Services -- 2.8%
-----------------------------------------------------------------------
Hanover Compressor Co.(1)                     209,000      $  2,192,410
Varco International, Inc.(1)                  222,225         3,653,379
-----------------------------------------------------------------------
                                                           $  5,845,789
-----------------------------------------------------------------------
Publishing -- 1.2%
-----------------------------------------------------------------------
Scholastic Corp.(1)                            55,000      $  2,428,250
-----------------------------------------------------------------------
                                                           $  2,428,250
-----------------------------------------------------------------------
Retail -- 0.2%
-----------------------------------------------------------------------
Tractor Supply Co.(1)                          10,000      $    379,900
-----------------------------------------------------------------------
                                                           $    379,900
-----------------------------------------------------------------------
Retail - Apparel / Shoe -- 1.0%
-----------------------------------------------------------------------
AnnTaylor Stores Corp.(1)                      94,000      $  2,202,420
-----------------------------------------------------------------------
                                                           $  2,202,420
-----------------------------------------------------------------------
Retail - Auto Parts -- 2.6%
-----------------------------------------------------------------------
Advance Auto Parts, Inc.(1)                    45,500      $  2,436,525
O'Reilly Automotive, Inc.(1)                  110,000         2,999,700
-----------------------------------------------------------------------
                                                           $  5,436,225
-----------------------------------------------------------------------
Retail - Electronics -- 0.3%
-----------------------------------------------------------------------
Guitar Center, Inc.(1)                         37,000      $    691,900
-----------------------------------------------------------------------
                                                           $    691,900
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Retail - Restaurants -- 5.9%
-----------------------------------------------------------------------
Applebee's International, Inc.                127,900      $  3,042,741
Cheesecake Factory, Inc. (The)(1)              76,600         2,596,740
Krispy Kreme Doughnuts, Inc.(1)                45,900         1,574,370
P.F. Chang's China Bistro, Inc.(1)             41,700         1,438,650
Panera Bread Co., Class A(1)                    6,000           195,000
Sonic Corp.(1)                                151,750         3,531,222
-----------------------------------------------------------------------
                                                           $ 12,378,723
-----------------------------------------------------------------------
Retail - Specialty and Apparel -- 3.9%
-----------------------------------------------------------------------
99 Cents Only Stores(1)                       123,333      $  3,336,158
Hot Topic, Inc.(1)                             70,800         1,380,600
Pacific Sunwear of California, Inc.(1)         49,100         1,147,467
Too, Inc.(1)                                   90,000         2,277,000
-----------------------------------------------------------------------
                                                           $  8,141,225
-----------------------------------------------------------------------
Retail - Super / Mini Markets -- 1.3%
-----------------------------------------------------------------------
Whole Foods Market, Inc.(1)                    60,000      $  2,799,240
-----------------------------------------------------------------------
                                                           $  2,799,240
-----------------------------------------------------------------------
Retail - Wholesale Office Supplies -- 1.5%
-----------------------------------------------------------------------
United Stationers(1)                          105,000      $  3,121,650
-----------------------------------------------------------------------
                                                           $  3,121,650
-----------------------------------------------------------------------
Schools -- 2.2%
-----------------------------------------------------------------------
Career Education Corp.(1)                      74,500      $  2,988,195
Corinthian Colleges, Inc.(1)                   40,200         1,523,580
-----------------------------------------------------------------------
                                                           $  4,511,775
-----------------------------------------------------------------------
Staffing -- 0.4%
-----------------------------------------------------------------------
Heidrick and Struggles International,
Inc.(1)                                        65,100      $    809,844
-----------------------------------------------------------------------
                                                           $    809,844
-----------------------------------------------------------------------
Technology - Information Services -- 2.8%
-----------------------------------------------------------------------
Cerner Corp.(1)                                52,000      $  1,851,720
Documentum, Inc.(1)                           100,000         1,461,000
Identix, Inc.(1)                              194,796         1,170,724
Macrovision Corp.(1)                          100,000         1,290,000
-----------------------------------------------------------------------
                                                           $  5,773,444
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Telecommunications - Equipment -- 0.6%
-----------------------------------------------------------------------
Newport Corp.(1)                              111,000      $  1,216,671
-----------------------------------------------------------------------
                                                           $  1,216,671
-----------------------------------------------------------------------
Transportation - Truck -- 2.0%
-----------------------------------------------------------------------
Knight Transportation, Inc.(1)                 80,800      $  1,594,992
Swift Transportation Co., Inc.(1)             155,000         2,493,950
-----------------------------------------------------------------------
                                                           $  4,088,942
-----------------------------------------------------------------------
Waste Disposal -- 1.1%
-----------------------------------------------------------------------
Stericycle, Inc.(1)                            70,000      $  2,331,000
-----------------------------------------------------------------------
                                                           $  2,331,000
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $182,057,503)                          $198,703,192
-----------------------------------------------------------------------

PRIVATE PLACEMENTS AND SPECIAL WARRANTS -- 0.1%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Metals - Gold -- 0.1%
-----------------------------------------------------------------------
Nevada Pacific Mining Co.(1)(3)(4)             80,000      $     56,000
Western Exploration and Development,
Ltd.(1)(3)(4)                                 600,000           180,000
-----------------------------------------------------------------------
                                                           $    236,000
-----------------------------------------------------------------------
Total Private Placements and Special Warrants
   (identified cost $560,000)                              $    236,000
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 9.1%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
American Express Credit Corp.,
1.72%, 11/7/02                               $  3,459      $  3,458,008
Barton Capital Corp., 1.78%, 11/15/02           4,000         3,997,231
CXC, Inc., 1.86%, 11/1/02                       3,459         3,459,000
General Electric Capital Corp.,
1.90%, 11/1/02                                  8,000         8,000,000
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $18,914,239)                        $ 18,914,239
-----------------------------------------------------------------------
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Total Investments -- 104.2%
   (identified cost $201,531,742)                          $217,853,431
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (4.2)%                   $ (8,779,103)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $209,074,328
-----------------------------------------------------------------------

 (1)  Non-income producing security.
 (2)  Foreign security.
 (3)  Restricted security.
 (4) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $201,531,742)                          $217,853,431
Cash                                             2,739
Receivable for investments sold              5,337,300
Dividends receivable                            28,025
Prepaid expenses                                   858
------------------------------------------------------
TOTAL ASSETS                              $223,222,353
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $ 14,093,659
Payable to affiliate for Trustees' fees          1,346
Accrued expenses                                53,020
------------------------------------------------------
TOTAL LIABILITIES                         $ 14,148,025
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $209,074,328
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $192,752,639
Net unrealized appreciation (computed on
   the basis of identified cost)            16,321,689
------------------------------------------------------
TOTAL                                     $209,074,328
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2002
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes, $7,050)  $    393,857
Interest                                       287,063
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $    680,920
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  1,778,849
Trustees' fees and expenses                     17,182
Custodian fee                                  215,034
Legal and accounting services                   44,412
Miscellaneous                                    8,986
------------------------------------------------------
TOTAL EXPENSES                            $  2,064,463
------------------------------------------------------

NET INVESTMENT LOSS                       $ (1,383,543)
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(70,961,031)
   Foreign currency transactions                (1,444)
------------------------------------------------------
NET REALIZED LOSS                         $(70,962,475)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  7,866,744
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  7,866,744
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(63,095,731)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(64,479,274)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        PERIOD ENDED
IN NET ASSETS                             OCTOBER 31, 2002  OCTOBER 31, 2001(1)
-------------------------------------------------------------------------------
From operations --
   Net investment loss                    $     (1,383,543) $        (1,156,826)
   Net realized loss                           (70,962,475)         (53,716,162)
   Net change in unrealized
      appreciation (depreciation)                7,866,744          (20,927,245)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $    (64,479,274) $       (75,800,233)
-------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Tax-Managed Small-Cap Growth
      Fund 1.1                            $             --  $       382,775,917
   Contributions                                60,630,989           72,591,611
   Withdrawals                                 (94,915,340)         (71,829,352)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $    (34,284,351) $       383,538,176
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $    (98,763,625) $       307,737,943
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
At beginning of year                      $    307,837,953  $           100,010
-------------------------------------------------------------------------------
AT END OF YEAR                            $    209,074,328  $       307,837,953
-------------------------------------------------------------------------------

 (1) For the period from the start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  YEAR ENDED          PERIOD ENDED
                                  OCTOBER 31, 2002    OCTOBER 31, 2001(1)
-------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------
Ratios (As a percentage of average daily net
   assets):
   Expenses                               0.73%                0.70%(2)
   Expenses after custodian
      fee reduction                       0.73%                0.68%(2)
   Net investment loss                   (0.49)%              (0.48)%(2)
Portfolio Turnover                         131%                  38%
-------------------------------------------------------------------------
TOTAL RETURN(3)                         (22.16)%                 --
-------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                           $209,074             $307,838
-------------------------------------------------------------------------

 (1) For the period from the start of business, March 1, 2001, to October 31, 2001.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Tax-Managed Small-Cap Growth Portfolio (formerly Tax-Managed Emerging Growth Portfolio) (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Financial Futures Contracts -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Foreign Currency Translation -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

 G Securities Sold Short -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.
 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade-date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2002, the advisory fee amounted to $1,778,849. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $352,007,080 and $393,272,138, respectively, for the year ended October 31, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $207,124,466
    ------------------------------------------------------
    Gross unrealized appreciation             $ 24,399,171
    Gross unrealized depreciation              (13,670,206)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 10,728,965
    ------------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2002.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2002.

7 Restricted Securities
-------------------------------------------
   At October 31, 2002, the Portfolio owned the following securities (representing 0.15% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                                                DATE OF
    DESCRIPTION                               ACQUISITION    SHARES      COST    FAIR VALUE
    ---------------------------------------------------------------------------------------
    COMMON STOCKS
    ---------------------------------------------------------------------------------------
    Formation Capital Corp.                     12/21/98      400,000  $ 88,260   $ 72,840
    ---------------------------------------------------------------------------------------
                                                                       $ 88,260   $ 72,840
    ---------------------------------------------------------------------------------------
    PRIVATE PLACEMENTS AND SPECIAL WARRANTS
    ---------------------------------------------------------------------------------------
    Nevada Pacific Mining Co.                   12/21/98       80,000  $ 80,000   $ 56,000
    Western Exploration and
     Development, Ltd.                          12/21/98      600,000   480,000    180,000
    ---------------------------------------------------------------------------------------
                                                                       $560,000   $236,000
    ---------------------------------------------------------------------------------------

8 Transfer of Assets
-------------------------------------------
   Investment operations began on March 1, 2001 with a contribution of investment assets, and related accounts, of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (formerly Eaton Vance Tax-Managed Emerging Growth Fund 1.1) of $382,775,917, in exchange for an interest in the Portfolio, including net unrealized appreciation of $29,382,190. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

9 Name Change
-------------------------------------------
   Effective March 1, 2002, the Tax-Managed Emerging Growth Portfolio changed its name to Tax-Managed Small-Cap Growth Portfolio.

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Growth Portfolio (the Portfolio) (formerly Tax-Managed Emerging Growth Portfolio) as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets, and the supplementary data for the year ended October 31, 2002 and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2002, and the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2002

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                        POSITION(S)                                                   NUMBER OF PORTFOLIOS
                          WITH THE                                                      IN FUND COMPLEX
      NAME AND           TRUST AND       TERM OF OFFICE AND  PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO     LENGTH OF SERVICE   DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.
 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          190              Director of EVC
 11/9/41                                 Trust since 1991;   Chief Executive Officer
                                          of the Portfolio   of BMR, EVM and their
                                             since 1998      corporate parent and
                                                             trustee, Eaton Vance
                                                             Corp. (EVC) and Eaton
                                                             Vance, Inc. (EV),
                                                             respectively; Director
                                                             of EV; Vice President
                                                             and Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 investment
                                                             companies in the Eaton
                                                             Vance Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR, EVM
                                                             and EVC, which are
                                                             affiliates of the Trust
                                                             and the Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)                                                   NUMBER OF PORTFOLIOS
                          WITH THE                                                      IN FUND COMPLEX
      NAME AND           TRUST AND       TERM OF OFFICE AND  PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO     LENGTH OF SERVICE   DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              190           Trustee/Director of the
 3/26/31                                 Trust since 1986;   Partners, Inc.                                  Royce Funds (mutual
                                          of the Portfolio   (corporate relations                           funds) consisting of 17
                                             since 1998      and communications                                  portfolios
                                                             company).
 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  190           Director of Tiffany &
 III 2/23/35                             Trust since 1986;   Professor of Investment                        Co. (specialty retailer)
                                          of the Portfolio   Banking Emeritus,                                 and Director of
                                             since 1998      Harvard University                                 Telect, Inc.
                                                             Graduate School of                              (telecommunication
                                                             Business                                         services company)
                                                             Administration.
 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               190                   None
 9/21/35                                 Trust since 1984;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1998      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director,
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).
 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.
 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           170                   None
 2/21/30                                 Trust since 1984;   Consultant.
                                          of the Portfolio
                                             since 1998

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)
                          WITH THE
      NAME AND           TRUST AND       TERM OF OFFICE AND
   DATE OF BIRTH       THE PORTFOLIO     LENGTH OF SERVICE   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 ----------------------------------------------------------------------------------------------------------
 William H. Ahern,     Vice President        Since 1995      Vice President of EVM and BMR. Officer of 34
 Jr. 7/28/59            of the Trust                         investment companies managed by EVM or BMR.

 Thomas E. Faust        President of        Since 2002       Executive Vice President and Chief Investment
 Jr. 5/31/58             the Trust                           Officer of EVM and BMR and Director of EVC.
                                                             Officer of 50 investment companies managed by
                                                             EVM or BMR.

 Thomas J. Fetter      Vice President        Since 1997      Vice President of EVM and BMR. Officer of 126
 8/20/43               of the Trust                          investment companies managed by EVM or BMR.

 Michael R. Mach       Vice President        Since 1999      Vice President of EVM and BMR since December
 7/15/47               of the Trust                          1999. Previously, Managing Director and Senior
                                                             Analyst for Robertson Stephens (1998-1999);
                                                             Managing Director and Senior Analyst for Piper
                                                             Jaffray (1996-1998). Officer of 23 investment
                                                             companies managed by EVM or BMR.

 Robert B.             Vice President        Since 1998      Vice President of EVM and BMR. Officer of 125
 MacIntosh 1/22/57     of the Trust                          investment companies managed by EVM or BMR.

 Duncan W.           Vice President of   Vice President of   Senior Vice President and Chief Equity
 Richardson              the Trust;       the Trust Since    Investment Officer of EVM and BMR. Officer of
 10/26/57               President of     2001; President of  40 investment companies managed by EVM or BMR.
                       the Portfolio       the Portfolio
                                             since 2002

 Walter A. Row, III    Vice President        Since 2001      Director of Equity Research and a Vice
 7/20/57               of the Trust                          President of EVM and BMR. Officer of 21
                                                             investment companies managed by EVM or BMR.

 Susan M. Schiff     Vice President of       Since 2002      Vice President of EVM and BMR. Officer of 24
 3/13/61                 the Trust                           investment companies managed by EVM or BMR.

 Edward E. Smiley,     Vice President    Vice President of   Vice President of EVM and BMR. Officer of 36
 Jr. 10/5/44                              the Trust since    investment companies managed by EVM or BMR.
                                            1999; of the
                                          Portfolio since
                                                1998

 Alan R. Dynner          Secretary        Secretary of the   Vice President, Secretary and Chief Legal
 10/10/40                                Trust since 1997;   Officer of BMR, EVM, EVD and EVC. Officer of
                                          of the Portfolio   190 investment companies managed by EVM or
                                            since 1998       BMR.

 Michelle A.             Treasurer         Since 2002(2)     Vice President of EVM and BMR. Officer of 84
 Alexander 8/25/69   of the Portfolio                        investment companies managed by EVM or BMR.

 James L. O'Connor    Treasurer of the       Since 1989      Vice President of BMR, EVM and EVD. Officer of
 4/1/45                    Trust                             112 investment companies managed by EVM or
                                                             BMR.

 (1) Includes both master feeder and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Ms. Alexander served as Assistant Treasurer since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH

The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS,INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call:1-800-262-1122

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

130-12/02                                                                 MGSRC